Exhibit 99.1
NEWS RELEASE

For more information, contact: Allen Muhich Interim Chief Financial Officer 503-615-1616 allen.muhich@radisys.com

RADISYS PROMOTES BRIAN BRONSON TO PRESIDENT AND CHIEF EXECUTIVE OFFICER AND ANNOUNCES SLIGHTLY REVISED 3rd QUARTER 2012 REVENUE GUIDANCE

HILLSBORO, OR – October 1, 2012 - Radisysۚ Corporation (NASDAQ: RSYS), a leading provider of embedded wireless infrastructure solutions for telecom, aerospace, defense and public safety applications, announced that effective today, Brian Bronson has been promoted to Radisys President and Chief Executive Officer. Mr. Bronson joined Radisys in 1999, has been an officer of the Company since 2000, Chief Financial Officer since 2006 and President since 2011.
“Brian is a proven, highly effective executive and we’re pleased to have him lead Radisys through the next phase of its transformation,” commented Scott Gibson, Radisys Chairman. “Over his 13 years at Radisys, including more than 6 years as CFO and most recently as President, Brian has successfully led most of the company’s functional areas. He drives clarity on strategy, objectives and accountability and has an exceptional ability to connect with employees, management and the Board of Directors as well as our customers and investors. I believe this combination enables him to be the ideal leader and I’m confident he will drive the Company to long-term success.”
Commenting on his new role, Mr. Bronson stated, “I’m very excited about the opportunity to lead Radisys and am honored to represent our 1,000 talented employees around the world. In working with the Board and the broader management team, we’ve made meaningful progress transforming the Company from a North American centric hardware only company to a global leader providing complex systems and software to our customers. We are exceptionally well positioned to capitalize on our strong brand and product position to create significant value for our stakeholders. Recent new products such as the MPX-12000, our Voice over LTE and HD video enabled Media Resource Function, our full suite of Radisys T-Series 40G ATCA products, our Trillium TOTALENodeB small cell solution, and the RMS-220 our new Network Appliance are continuing to gain traction in the market and have the potential to accelerate and complete our transformation.”
Effective today, Michel Dagenais has left the Company as Chief Executive Officer and resigned as a member of the Radisys Board of Directors.

Mr. Gibson continued, “All of us at Radisys want to thank Mike for his contributions over the last fifteen months. His leadership has been instrumental in bringing Radisys and Continuous Computing together and meeting our synergy objectives.”
Also effective today, Allen Muhich will become Interim Chief Financial Officer and Corporate Secretary. Mr. Muhich joined Radisys in 2011 as Vice President of Finance. Prior to joining Radisys, Mr. Muhich was the Vice President of Finance and Corporate Controller at Merix Corporation and has held senior finance management positions at Tektronix, Inc., Xerox Corporation, Danaher Corporation, and Tripwire, Inc.
“Allen has successfully led the finance and accounting team and interacted with the investment community over the last sixteen months and I’m pleased to have someone with his talents on the team. I anticipate a seamless transition as he assumes the additional CFO and Corporate Secretary responsibilities,” commented Mr. Bronson.

Revised Third Quarter 2012 Revenue Guidance

The Company expects to release complete financial results for the third quarter of 2012 on Tuesday, October 30. Based upon preliminary estimates which are subject to change, the company expects third quarter revenue to range from $63 million to $65 million which compares to earlier expectations of $66 million to $72 million.

“We are disappointed in our preliminary third quarter revenue levels,” commented Brian Bronson, Radisys President and Chief Executive Officer. “Our revenue, primarily in our higher margin products, is slightly below the expectations set at the beginning of the quarter and is expected to result in a third quarter Non-GAAP EPS loss. We continue to believe we are not losing market share, but rather are seeing softer customer demand in a challenging telecommunications spending environment. That being said, we continue to believe third quarter revenue levels are at the bottom, given the breadth of our design win portfolio, updated customer forecasts and booked purchase orders. I will be sharing additional details during our October 30th third quarter results call.”
Forward Looking Statements
This press release contains forward-looking statements, including statements about the Company’s business strategy, financial outlook, expected results for the third quarter of 2012 and expectations for the fourth quarter of 2012. These forward-looking statements are based on the Company’s expectations and assumptions, as of the date such statements are made, regarding the Company’s future operating performance and financial condition, the economy and other future events or circumstances. Actual results could differ materially from the outlook guidance and expectations in these forward-looking statements as a result of a number of risk factors, including, among others, (a) the Company’s dependence on certain customers and high degree of customer concentration, (b) the Company’s use of one contract manufacturer for a significant portion of the production of its products, (c) the anticipated amount and timing of revenues from design wins due to the Company’s customers’ product development time, cancellations or delays, (d) fluctuations in currency exchange rates, (e) the ability of the Company to successfully integrate the business and operations of Continuous Computing and higher than expected costs of integration, (f) the Company’s ability to successfully manage the transition from 10G to 40G ATCA product technologies, (g) performance and customer acceptance of the Trillium line of products, (h) the combined Company’s financial results and performance and (i) other factors listed in the Company’s reports filed with the Securities and Exchange Commission (SEC), including those listed under “Risk Factors” in Radisys’ Annual Report on Form 10-K for the year ended December 31, 2011 and in Radisys’ subsequent Quarterly Reports on Form 10-Q, copies of which may be obtained by contacting the Company at 503-615-1100, from the Company’s investor relations web site at http://investor.radisys.com/, or at the SEC’s website at http://www.sec.gov. Although forward-looking statements help provide additional information about Radisys, investors should keep in mind that forward-looking statements are inherently less reliable than historical information. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company believes it expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. All information in this press release is as of October 1, 2012. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

About Radisys

Radisys (NASDAQ: RSYS) is a leading provider of embedded wireless infrastructure solutions for telecom, aerospace, defense and public safety applications. Radisys' market-leading ATCA, IP Media Server and Com Express platforms coupled with world-renowned Trillium software, services and market expertise enable customers to bring high-value products and services to market faster with lower investment and risk. Radisys solutions are used in a wide variety of 3G & 4G / LTE mobile network applications including: Radio Access Networks (RAN) solutions from femtocells to picocells and macrocells, wireless core network applications, Deep Packet Inspection (DPI) and policy management; conferencing and media services including voice, video and data, as well as customized mobile network applications that support the aerospace, defense and public safety markets.

Radisys® and Trillium® are registered trademarks of Radisys.

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